Third Quarter 2021 Corporate Presentation Exhibit 99.1

This presentation and the accompanying oral presentation have been prepared by Biodesix, Inc. ("Biodesix", “we” or the "Company") for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Biodesix or any officer, director, employee, agent or advisor of Biodesix. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and the accompanying oral presentation speak only as of the date hereof. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and Biodesix's own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, factors, and assumptions, including among other things, the dependence of the commercial success of our current and future diagnostic tests and services on attaining significant market acceptance, difficulties we may experience in managing our growth, our failure to retain sales and marketing personnel and marketing capabilities or to develop broad awareness of our diagnostic tests, our failure to maintain our current relationships, or enter into new relationships, with biopharmaceutical companies, the demand for, and increased adoption of, our diagnostic tests, including our COVID-19 tests, being lower than we anticipate, our dependence on third-party suppliers, competition in our industry and specifically in the diagnostic tests space, our failure to offer high-quality support for our diagnostic tests and services which may adversely affect our relationships with providers and negatively impact our reputation among patients and providers. In addition, new risks may emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation or to conform these statements to actual results or to changes in our expectations. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Disclaimer

Robin Harper Cowie Chief Financial Officer Scott Hutton President & Chief Executive Officer Director of Payor & Government Relations Manager of Business Development Planning & Analysis SVP & General Manager of the Vascular Intervention division Former Laboratory Manager, Researcher Presenting today Introductions Chief Operating Officer VP of Finance VP of Reimbursement & Health Economics Senior Director and Director of Reimbursement 20+ years of industry experience with expertise in Leadership | Mergers & Acquisitions | Sales & Marketing VP & General Manager of Neurosurgery VP & Business Leader of Surgical Navigation and Intra-Operative Imaging 15+ years of industry experience with expertise in Finance | Reimbursement | Operational Excellence

We strive to be a trusted partner that the world relies on for data-driven diagnostic solutions in lung disease by improving overall patient outcomes and lowering the overall healthcare cost by reducing the use of ineffective and unnecessary treatments and procedures.

We have 7 tests for lung disease Our Portfolio RESPIRATORY VIRUSES LUNG NODULES LUNG CANCER Tumor genetic profile – actionable tumor mutations Patients' immune response to cancer Identify likely benign nodules Identify likely malignant nodules Hospital Systems, Employers, Universities, State of Colorado Pulmonologists, Hospital Systems Pulmonologists, Thoracic Surgeons, Medical Oncologists cPass™ SARS-CoV-2 Neutralization Antibody Test Total Antibody Test* MOLECULAR viral RNA detection SEROLOGY IgG, IgM, IgA antibodies *Commercialized in partnership with Bio-Rad Laboratories ddPCR Test* DETECTION of SARS-CoV-2 neutralizing antibodies

Identifying clinical unmet needs in patient care Lung Cancer Continuum of Care LUNG NODULE RISK ASSESSMENT pulmonologists CONFIRM DIAGNOSIS pulmonologists, thoracic surgeons TREATMENT DECISIONS medical oncologists, thoracic surgeons DIAGNOSIS TREATMENT DISEASE RECURRENCE & PROGRESSION medical oncologists, thoracic surgeons MONITORING 62% of biopsies are on benign nodules 35% of surgeries are on benign nodules 17% of patients sent to CT surveillance have cancer How can we improve the risk assessment of suspicious lung nodules? 30-50% of patients have insufficient tissue for molecular testing How can we ensure the right patient gets the right treatment quickly? 9 -day testing turnaround time is too long to wait for treatment decisions How can we identify disease progression earlier? 20-40% of stage I NSCLC patients recur after curative-intent surgery Lung cancer kills more people annually in the US than the next three cancers combined (Colorectal, Breast, Prostate)

Understanding lung nodule management CT Surveillance ? What Next? Diagnosis physician judgement risk calculators Very Low Risk (<5%) Low to Moderate Risk (5-65%) High Risk (>65%) 79.6% 9.5% 10.9% *USPSTF recently published a final recommendation statement to expand the eligible population for lung cancer screening (March 9, 2021). The recommendation expands the age range to 50 to 80 years (previously 55 to 80 years) and reduced the pack-year history to 20 pack-years of smoking (previously 30 pack-years).

nodify lung
NODULE RISK ASSESSMENT

Blood-Based Nodule Risk Assessment

nodify cdt PROTEOMIC TEST	nodify xl2 PROTEOMIC TEST
Identifies patients with lung nodules that are **likely malignant**	Identifies patients with lung nodules that are **likely benign**
Autoantibodies on an **ELISA platform** from **blood** P53 | CAGE | NY-ESO-1 | GBU4-5 | MAGE A4 | SOX2 | HuD	**Proteins** on an **LC-MS platform** from **blood (BCD)** *Proteins*: LG3BP | C163A *Clinical Profile*: Age | Smoking History | Cancer History *Radiologic Profile*: Nodule Size | Location | Spiculation
78% PPV, 98% specificity & 28% sensitivity	**98% NPV, 97% sensitivity** & 44% specificity
24-hour turnaround time	**4-day** turnaround time
Full commercial launch **March 2020**	Full commercial launch **October 2019**
Efforts ongoing with payers	**Medicare coverage** with a unique CPT code & ADLT status ($3,520)

Two studies ongoing (ALTITUDE & ORACLE) for combined lung nodule risk assessment and over 35 peer-reviewed publications & abstracts

© 2021 Biodesix, Inc. All rights reserved.

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Reclassifying risk to help reduce uncertainty in lung nodule management CT Surveillance Diagnosis solitary pulmonary nodule risk calculator (≤65% risk) Very Low Risk (<5%) Low to Moderate Risk (5-65%) High Risk (>65%) 79.6% 9.5% 10.9% Physician Judgement identifies likely malignant nodules with test results in one day identifies likely benign nodules with test results in one week

Treatment Guidance & Monitoring Patients need to be given the right treatment as fast as possible tissue blood or Tumor Profile Immune Profile 4M+ molecular testing opportunities to guide NSCLC treatment decisions *In the NCCN Guidelines NSCLC v.1 2018, there were 34 treatment regimens (4 immunotherapies**, 9 targeted therapies, 21 chemotherapies) ** On March 4, 2015, the first immunotherapy (nivolumab) was approved to treat patients with NSCLC biodesix lung REFLEX

Blood-Based Tumor & Immune Profiling

genestrat
genomic test

- Identifies **blood-based**, **guideline recommended NSCLC** tumor mutations
- **Mutations** detected by **ddPCR** from **blood**
  DNA (SNV/Indels): BRAF | EGFR | KRAS
  RNA (Fusions): ALK | RET | ROS-1
- **91% sensitivity** & **100% specificity**
- **Less than 36-hour** turnaround time
- **Medicare and private payer coverage**
  Not restricted by stage of NSCLC or multiple tests per patient per cancer
- **30+** publications & abstracts

veristrat
proteomic test

- **Blood-based test** identifies a **chronic inflammatory disease state** associated with aggressive cancer
- **Proprietary proteomic signature** identified from **blood (BCD)** by **MALDI-ToF Mass Spectrometry** & **AI**
- VeriStrat Good (**2x median survival**) vs. VeriStrat Poor
- **Less than 36-hour** turnaround time
- **Medicare and private payer coverage**
  with a unique CPT code & ADLT status ($2,871)
- **85+** publications & abstracts

Greater than 4,000+ patients enrolled in INSIGHT[1] registry study

© 2021 Biodesix, Inc. All rights reserved.
[1] https://clinicaltrials.gov/ct2/show/NCT03289780

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Lung Cancer Continuum of Care

Where our peer-products fit along the patient treatment pathway

DIAGNOSIS

LUNG NODULE RISK ASSESSMENT
pulmonologists

CONFIRM DIAGNOSIS
pulmonologists, thoracic surgeons

nodifylung
NODULE RISK ASSESSMENT

nodifyxl2
nodifycdt

DetermaDx
(Oncocyte)
failed in validation

Nasal Brushing Classifier
(Veracyte)
-earliest anticipated launch 2H 2021
-claims 'non-invasive'
-population limited to current or former smokers
-uncertain turnaround time

imaging (CT & PET)

biopsy

Percepta
(Veracyte)

surgery

TREATMENT

TREATMENT DECISIONS
medical oncologists, thoracic surgeons

biodesix lung REFLEX
genestrat genomic test
veristrat proteomic test

biodesix NGS test

Guardant360 CDx
(Guardant Health)

FoundationOne Liquid CDx
(Foundation Medicine)

FoundationOne CDx
(Foundation Medicine)

MONITORING

DISEASE RECURRENCE & PROGRESSION
medical oncologists, thoracic surgeons

biodesix lung REFLEX
genestrat genomic test
veristrat proteomic test

Imaging (CT & PET)

symptoms

© 2021 Biodesix, Inc. All rights reserved.

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Treatment Guidance & Monitoring

Pipeline Products

Next Generation Sequencing (NGS) 52-Gene Test

- Fastest test with 72-hour Turn-around time vs. 7-14 days, for guideline relevant mutations
- Synergies with existing GeneStrat ddPCR 6-gene test and VeriStrat tests
- Launch now expected first quarter of 2022

Risk of Recurrence Test (RoR)

- Host immune profiling signature that identifies stage 1 NSCLC patients pre-surgery who are a higher risk of recurrence (ROR) and may benefit from adjuvant chemotherapy
- Anticipated launch 2023

Primary Immunotherapy Response (PIR) Test

- Test for selecting treatment naïve NSCLC patients for immune checkpoint inhibitor regimens independent of, and complementary to PD-L1 status
- Anticipated launch 2023

© 2021 Biodesix, Inc. All rights reserved.

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Biopharma Services Driving near-term & long-term value creation and ongoing revenue 50+companies 150,000+ sample & data biobank Significant experience to date working with biopharma customers Select publicly-disclosed biopharma customers

Biopharma Services

Our suite of diagnostic testing solutions for biopharma customers

TUMOR PROFILING



HOST & IMMUNE PROFILING

NGS (genomics)

- *GeneStrat NGS (52 genes)*
- Lung cfTNA Assay (12 genes)
- Lung cfDNA Assay (11 genes)
- Breast cfDNA Assay v2 (12 genes)
- Breast cfDNA Assay (10 genes)
- Colon cfDNA Assay (14 genes)
- Myeloid Assay (40 DNA genes + 29 fusions)
- Tumor Mutation Burden (TMB)
- Comprehensive Assay Plus (500+ genes, TMB, MSI)
- TCR Beta (long & short read) Assay
- Whole Exome Sequencing
- Methylome Sequencing
- Whole Transcriptome Sequencing

ddPCR™ (genomics)

- **GeneStrat® Test*** (EGFR L858R, del19, UCV multiplex, T790M | ALK | ROS1 | RET | KRAS | BRAF)
- **SARS-CoV-2 ddPCR Testŧ**
- EGFR del19 multiplex*
- EGFR C797S*
- PD-L1 Expression
- Microsatellite Instability
- Custom Assays

LC-MS (proteomics)

- **Nodify XL2® Test***
- Lung Protein Panel (388 proteins)
- MRM Assays
- Unbiased DIA LC-MS
- Direct Neoantigen Characterization
- Custom Assays

ELISA (proteomics)

- **Nodify CDT™ Test***
- **Platelia SARS-CoV-2 Total Abŧ Test**
- **cPass Neutralizing Ab testŧ**
- Custom Assays

MALDI (proteomics)

- **VeriStrat® Test***
- *Primary Immune Response*
- *Lung Cancer Risk of Recurrence*
- Biological Pathway Protein Score (PSEA)
- Antibody MALDI
- Custom Protein Signatures

PASEF timsToF (proteomics)

- Shotgun Proteomics
- Custom Assays

SEER Proteograph™

- Custom Research

AI Services

- AI – based algorithm: COVID-19 Risk of severe outcomes
- Exact Shapley Value algorithmic research

Devices

- **Genomic & proteomic blood-stabilizing collection device**

© 2021 Biodesix, Inc. All rights reserved.

*NYS-CLEP approved **Bolded** = commercially available *Italics* = diagnostics in commercial pipeline ŧ FDA EUA Authorized

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Accomplishments and Updates

PRODUCTS

- Continued **expansion of sales force** - doubling from 24 sales reps in 2020 to 48 in 2021
- Launched **cPass Neutralizing Antibody test** for COVID-19
- Announced launch of **new 52-gene NGS test** with unprecedented 72-hour turn around time
- Ordering Physicians, ordering Hospitals, and testing volumes increasing over 2020 and early 2021 tempered by surges in COVID-19 DELTA infections and weather with regional influence on recovery

PARTNERSHIPS

- Signed multiple new technology and diagnostic partnerships
  - **HiberCell** – Initiated broad collaboration for companion diagnostic discovery, development, and commercialization
  - **Datavant** – Tokenization of portion of data and sample biobank
  - **Seer** – Combining Seer platform technology with Diagnostic Cortex proprietary AI platform to dive deeper into the proteome

DATA and REGULATORY

- Biodesix lab in De Soto, KS received **ISO 13485:2016** certification and **CAP** accreditation
- Enrolling patients in four prospective studies: **ALTITUDE, BEACON Lung, ORACLE, and INSIGHT**

© 2021 Biodesix, Inc. All rights reserved.

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Extensive knowledge in diagnostics & reimbursement Our Leadership Team Scott Hutton CEO Robin Harper Cowie CFO Kieran O’Kane CCO Gary Pestano CDO (PhD) Robert Georgantas SVP Research (PhD) Paul Beresford CBO (PhD) Bobbi Coffin CGO James Jett CMO (MD) Steven Springmeyer CMO (MD) Linda Traylor VP CDMA (PhD) Ryan Siurek CAO Brianna Phillips Head Qual & Reg

150K+ sample & data biobank We are a data-driven diagnostic solutions company Company Summary Experienced Leadership Team & Commercial Infrastructure Technology Agnostic Approach to Precision Medicine 7 lung focused diagnostic tests 450K+ tests performed 50+ biopharma customers $29B+ total US market opportunity* Broad Reimbursement Coverage & Experience Unique Lung Focused Diagnostic Testing Driving Biopharma Service Revenue & CDx Partnerships 27 clinical studies 300+ publications & presentations Proprietary AI Platform & Large Multimodal Biobank *Figure includes the US lung cancer testing opportunity of $27B plus the $2B biopharma biomarker and CDx opportunity

Appendix

A Board of Directors with a vast amount of industry expertise Appendix Birchview Capital Crabtree Partners LLC

We have two certified, high-complexity laboratories Appendix CAP-accredited CLIA-certified NYS CLEP certified: Soluble Tumor Markers, Molecular & Cellular Tumor Markers and Virology ISO 13485-certified FDA Emergency Use Authorization CAP-accredited COLA-accredited NYS CLEP certified: Soluble Tumor Markers & Diagnostic Immunology ISO 13485-certified FDA Emergency Use Authorization

Appendix

Intellectual property portfolio

87 issued patents

50 in the US and 37 foreign;
17 U.S. and 25 foreign applications still in various stages of prosecution

25 unique & active registered trademarks

across 11 countries

Patent Subject Matter:

- VeriStrat and Nodify tests and their uses in non-small cell lung and other diseases (e.g. breast cancer, prostate cancer, liver cancer, graft v. host disease)
- DeepMALDI mass spectrometry methods
- Classifier development using the Diagnostic Cortex
- Pipeline tests using proteomic testing in immunotherapies
- Biodesix Blood Collection Device
- Proteomic drug-associated tests developed for our 3rd party partners

Exemplary Issued Trademarks:

- Biodesix
- Biodesix Lung Reflex
- VeriStrat
- GeneStrat
- DeepMALDI
- Diagnostic Cortex
- ImmunoStrat
- Nodify
- Nodify Lung
- Nodify XL2
- Nodify CDT

© 2021 Biodesix, Inc. All rights reserved.

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